SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                                (Amendment No. )
Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Mark the appropriate item:
[ ] Preliminary proxy statement            [ ] Confidential, for use of the
[X] Definitive proxy statement                 commission only (as permitted
[ ] Definitive additional materials            by Rule 140-6(e)(2))
[ ] Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12


                  NATIONS BALANCED TARGET MATURITY FUND, INC.
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                Name of Registrant as Specified in its Charter)
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Payment of filing fee (Mark the appropriate item):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of filing.
   (1) Amount previously paid:

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   (2) Form, schedule or registration statement no.:

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   (3) Filing party:

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   (4) Date filed:

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


                  Nations Balanced Target Maturity Fund, Inc.
                ----------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  July 12, 2001
                ----------------------------------------------
TO THE STOCKHOLDERS OF
 NATIONS BALANCED TARGET MATURITY FUND, INC.:


     Notice is hereby given that the Annual Meeting (the "Annual Meeting") of Stockholders of Nations Balanced Target Maturity Fund, Inc. (the "Company") will be held on Thursday, July 12, 2001 at 10:00 a.m. (Eastern time), at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, for the following purposes:

     (1) To elect one Director to serve a three-year term of office; and

     (2) To transact such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

     Due to recent changes to the rules governing proxy statements, it is no longer required that shareholders ratify the Board's selection of the Company's independent accountants. Accordingly, you are not being asked to vote on this item at this year's Annual Meeting.

     The Board of Directors of the Company has fixed the close of business on June 1, 2001 as the record date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposals to be considered. The enclosed Proxy Card is intended to permit you to vote even if you do not attend the meeting in person.


     YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposals.

                                     By Order of the Board of Directors.


                                     ROBERT B. CARROLL
                                     Secretary

June 9, 2001

                  YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                     OF THE NUMBER OF SHARES THAT YOU OWN.
                    PLEASE MARK, SIGN, DATE, AND RETURN YOUR
                             PROXY CARD IMMEDIATELY.

     SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     BANK OF AMERICA AFFILIATES PROVIDE INVESTMENT ADVISORY, ADMINISTRATIVE, AND CERTAIN OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

                   Nations Balanced Target Maturity Fund, Inc.
                            One Bank of America Plaza
                         Charlotte, North Carolina 28255
                                 (800) 321-7854
                ------------------------------------------------
                                 Proxy Statement
                         Annual Meeting of Stockholders
                                  July 12, 2001
                  ------------------------------------------
     This Proxy Statement is being furnished to holders of common stock ("Stockholders") of the Nations Balanced Target Maturity Fund, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on July 12, 2001 at 10:00 a.m. (Eastern time) at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, and at any adjournment(s) thereof. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Annual Meeting.

     The Board of Directors has fixed June 1, 2001 (the "Record Date") as the date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting, and, accordingly, only Stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at such Annual Meeting. As of the Record Date, there were 5,231,163 outstanding shares of common stock of the Company. This Proxy Statement is first being mailed to Stockholders on or about June 9, 2001.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST MADE TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER ABOVE.

     All actions of the Board of Directors of the Company described in the proposals below were unanimously approved by the Board, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Company, Banc of America Advisors, LLC ("BA Advisors"), the Company's investment adviser and administrator, or Banc of America Capital Management, LLC ("BACAP"), the Company's investment sub-adviser. BA Advisors and BACAP changed their corporate forms to North Carolina limited liability companies on April 5, 2001. This change will not affect the investment advisory or sub-advisory services provided to the Company.


                         Proposal: Election of Director

     The Board of Directors has designated A. Max Walker as a nominee (the "Nominee") for election as a Director of the Company with a term to expire in 2004. Voting for the Nominee is not cumulative. If elected, the Nominee will serve as Director until his successor shall be elected and shall qualify. The Nominee is currently a member of the Board of Directors and has consented to his nomination and to serve if elected. The other members of the Board of Directors are Thomas F. Keller, whose term will expire in 2003 and William H. Grigg, whose term will expire in 2002. Although the Board of Directors expects that the Nominee will be available for election, in the event a vacancy in the slate of nominees is occasioned by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee selected by the persons named in the proxy. The Nominee will be elected by a majority of the votes cast.

     The Board of Directors recommends that you vote to elect the Nominee.


The Board of Directors

     Information regarding the Nominee and each member of the Board of Directors is as follows:

     A. MAX WALKER, (nominee) age 78, Independent Financial Consultant since May 1987. From April 1982 through May 1987, Mr. Walker was Vice President of Merrill Lynch, Pierce, Fenner & Smith, Inc. He has been a Director of the Company since the Company was organized in March 1994. Mr. Walker serves as a Director of Cerulean Companies, Inc. Mr. Walker is Chairman of the Board of Nations Government Income Term Trust 2003, Inc., Hatteras Income Securities, Inc., Nations Government Income Term Trust 2004, Inc., Nations Reserves, Nations Fund Trust, Nations Fund, Inc., Nations Separate Account Trust, Nations Master Investment Trust, Nations LifeGoal Funds, Inc., and Nations Funds Trust.


     THOMAS F. KELLER, age 69, R.J. Reynolds Industries Professor of Business Administration and Former Dean of Fuqua School of Business, Duke University, Durham, North Carolina, since 1974. He has been a Director of the Company since March 1994. Dr. Keller is also a Director of LADD Furniture, Inc., Wendy's International, Inc., American Business Products, Inc., Dimon, Inc., and Biogen, Inc. Dr. Keller is also a Director of Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Hatteras Income Securities, Inc., Nations Fund, Inc., and Nations LifeGoal Funds, Inc. Dr. Keller is also a Trustee of Nations Reserves, Nations Fund Trust, Nations Master Investment Trust, Nations Separate Account Trust, and Nations Funds Trust.

     WILLIAM H. GRIGG, age 68, Chairman Emeritus, Duke Power Co., Charlotte, North Carolina, a public utility, since July 1997. Mr. Grigg was Chairman and Chief Executive Officer of Duke Power Co. from April 1994 to July 1997; Vice Chairman of Duke Power Co. from November 1991 to April 1994, and Executive Vice President -- Customer Group of Duke Power Co. from 1988 to November 1991. He has been a Director of the Company since March 1994. Mr. Grigg is also a Director of The Shaw Group, Inc., Coltec Industries, Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Hatteras Income Securities, Inc., Nations Fund, Inc., and Nations LifeGoal Funds, Inc. Mr. Grigg is also a Trustee of Nations Reserves, Nations Fund Trust, Nations Master Investment Trust, Nations Separate Account Trust, and Nations Funds Trust.

     None of the Directors, including the Nominee, owns, either directly or indirectly, shares of capital stock of the Company. No Director has been, during the past five years, an officer, employee, director, general partner, or shareholder, of BA Advisors or BACAP, or owned any securities or had any other material direct or indirect interest in BA Advisors or any of its affiliates. None of the Directors has had, since the beginning of the current fiscal year, a material direct or indirect interest in any material transactions or proposed material transactions to which BA Advisors or BACAP or any affiliate thereof was or is to be a party, other than a transaction involving an investment company in the Company's "fund complex," as that term is defined in Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"). No Director is a party adverse, or has a material interest adverse, to the Company or any affiliates thereof in connection with any material pending legal proceedings. Since the beginning of the current fiscal year, none of the Directors has engaged in any transactions to which the Company was a party or been indebted to the Company. Some of the Directors and their affiliates have been customers of Bank of America, the parent company of BA Advisors. All extensions of credit to the Directors, if any, have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing in comparable transactions with others, and did not involve more than the normal risk of collectability or present other unfavorable features. Based solely on its review of copies of Forms 3 and 4 and amendments thereto and Forms 5 received by it, or written representations from certain reporting persons that no such Forms were required from such persons, the Company believes that, during the fiscal year ended March 31, 2001, it complied with all filing requirements applicable to its officers, directors and, if any, greater than ten percent beneficial owners.

     In the Companies last fiscal year, each Director attended at least 75% of the regular meetings of the Board and, as appropriate, meetings of the committees of the Board.


Committees of Directors

     The Board of Directors meets regularly once each quarter at an in-person meeting and may have special meetings. The Board held four regular meetings during the fiscal year ended March 31, 2001. In addition, the Board has an Audit Committee and a Governance Committee.


     Audit Committee

     The Board's Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Company. Pursuant to the Audit Committee Charter adopted by the Company's Board, a copy of which is attached to this Proxy Statement as Appendix A, the Audit Committee is responsible for, among other things, conferring with the Company's independent public accountants, reviewing annual financial statements and recommending to the full Board the selection of the Company's independent public accountants. The Audit Committee has met with Company management to discuss, among other things, the Company's audited financial statements for the year ended March 31, 2001. The Audit Committee also has met with the Company's independent public accountants and discussed with them certain matters required under SAS 61 (an auditing standard) including, but not limited to, the scope of the Company's audit, the Company's financial statements for the year ended March 31, 2001 and the Company's internal controls. The Audit Committee has received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented from time to time, and has discussed with the independent public accountants, their independence.

     Based upon these reviews and discussions, the Audit Committee has recommended to the full Board that the Company's audited financial statements be included in the Company's Annual Report to Shareholders for the year ended March 31, 2001 and be mailed to Shareholders and filed with the Securities and Exchange Commission.

     Messrs. Grigg, Keller and Walker are members of the Company's Audit Committee, which is composed entirely of directors who are not interested persons of the Company as defined by the 1940 Act and who are independent as defined by the listing standards of the New York Stock Exchange. Dr. Keller is the chairman of the Company's Audit Committee.


     Governance Committee

     The Board's Governance Committee advises the full Board with respect to nomination, compensation, self-evaluation, and retirement policies affecting the Company. Pursuant to the Governance Committee Charter adopted by the Company's Board, the Governance Committee's primary function is to make recommendations to the full Board on issues related to the independent directors and the composition and operation of the Board, and communicating with management on those issues. The responsibilities of the Governance Committee also includes nominating director candidates who are not independent directors in appropriate circumstances, and evaluating director candidates who have been suggested, proposed or nominated by other parties. The Governance Committee will consider nominees recommended by shareholders that are submitted in writing to the Secretary of the Company. The Governance Committee did not hold a meeting during the fiscal year ended March 31, 2001.

     Messrs. Grigg, Keller and Walker are members of the Company's Governance Committee, which is composed entirely of directors who are not interested persons of the Company as defined by the 1940 Act. Mr. Grigg is the chairman of the Company's Governance Committee.

Executive Officers and Significant Employees

     The Executive Officers and Significant Employees of the Company and their principal occupations for at least the last five years and their other affiliations are set forth below.


ROBERT H. GORDON,           President, the Company, Nations Government Income Term Trust
President                   2003, Inc., Nations Government Income Term Trust 2004, Inc., and
                            Hatteras Income Securities, Inc. since March 1998.
                            President and Director, BA Advisors since February
                            1998; Co-Chairman of the Board, BACAP since January
                            2000; Senior Vice President, BA Advisors
                            1995-February 1998; Senior Vice President, Bank of
                            America since 1993.

EDWARD D. BEDARD,           Chief Financial Officer, the Company, Nations Government Income
Chief Financial Officer     Term Trust 2003, Inc., Nations Government Income Term Trust
                            2004, Inc., and Hatteras Income Securities, Inc. since 1997; Director of BA Advisors since 1997; Senior Vice President, Chief Operating
                            Officer, BA Advisors since 1996; Chief Administrative Officer and
                            Treasurer, BACAP since January 2000; Corporate Vice President,
                            New York Life Insurance 1992-1996.

ROBERT B. CARROLL,          Secretary, the Company, Nations Government Income Term Trust
Secretary                   2003, Inc., Nations Government Income Term Trust 2004, Inc., and
                            Hatteras Income Securities, Inc. since 1997; Associate General
                            Counsel, Bank of America Corporation since 1999; Assistant General
                            Counsel, Bank of America Corporation 1996-1999; Vice President,
                            SEI Corporation 1994-1996; Senior Special Counsel, Securities
                            and Exchange Commission, Division of Investment Management
                            1992-1994.

GERALD MURPHY,              Treasurer, the Company, Hatteras Income Securities, Inc., Nations
Treasurer                   Government Income Term Trust 2003, Inc., and Nations
                            Government Income Term Trust 2004, Inc., since 1999;
                            Senior Vice President, BA Advisors since 1998; Vice
                            President, Citibank 1997-December 1998; Director of
                            Financial Administration, Playfair &Associates, LLC
                            1995-1997; Senior Vice President, Weiss, Peek &
                            Greer 1990-1995.

Compensation of Management

     The following table shows compensation paid by the Company and the fund complex to the Directors of the Company for the fiscal year ended March 31, 2001. Officers of the Company are employed by the Company's investment adviser and receive no compensation or reimbursements from the Company.


                               COMPENSATION TABLE



   Name of Person,       Aggregate Compensation       Total Compensation from Company
       Position               from Company(1)       and fund complex Paid to Directors(2)
---------------------   ------------------------   ------------------------------------
   A. Max Walker                 $3,000            $ 128,063
     Chairman
   William H. Grigg              $3,000            $ 111,125(3)
     Director
   Thomas F. Keller              $3,000            $ 116,000(4)
     Director

----------
(1) The Comp any pays the Chairman of the Board and each Director $1,000 per year, plus $500 for each meeting attended in person, and reimburses each for travel and other out-of-pocket disbursements incurred in connection with attending meetings.

(2) The fund complex consists of 11 registered investment companies, including the Company.

(3) Includes $90,650 deferred compensation.

(4) Includes $95,343 deferred compensation.


Retirement Plan

     Under the terms of the Nations Funds Retirement Plan for Eligible Directors (the "Retirement Plan"), each Director may be entitled to certain benefits upon retirement from the Board of Directors of one or more of the open-end investment companies (the "Funds") in the Company's fund complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a Director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds. Each Director of the Company is a participant in the Retirement Plan. Messrs. Grigg, Keller and Walker have 10 (the maximum), 9 and 10 (the maximum) years of credited service, respectively, with the Funds.

                   ESTIMATED ANNUAL RETIREMENT BENEFITS TABLE



                    Years of Service
                 ----------------------
 Remuneration        5           10
--------------   ---------   ----------

   $  25,000      $ 6,250     $12,500
      50,000       12,500      25,000
      75,000       18,750      37,500
     100,000       25,000      50,000


                             Additional Information

Procedural Matters

     Each Stockholder of the Company will be entitled to one non-cumulative vote for each share and a fractional non-cumulative vote for each fractional share. As of the Record Date, there were 5,231,163 outstanding shares of the Company. Shareholders holding a majority of the aggregate outstanding shares of the Company at the close of business on the Record Date will constitute a quorum for the approval of the proposal described in the accompanying Notice of Annual Meeting and in this Proxy Statement. The proposal must be approved by a majority of the votes cast. Stockholders are not entitled to rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.

     Any proxy card which is properly executed and received in time to be voted at the Annual Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such proxy card will be voted in favor of electing as Director of the Company the Nominee named in the Proxy Statement for the term indicated. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present for purposes of determining a majority of the outstanding shares of the Company present at the Annual Meeting. For this reason, abstentions and broker non-votes will have the effect of a vote against the proposal.

     If, by the time scheduled for the Annual Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of any of the proposals are not received, the persons named as proxies may move for one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any of the proposals. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment(s) those proxies required to be voted against such proposal.

     The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Annual Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the proposal. A Stockholder of the Company may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated proxy to the Secretary of the Company, at the address set forth on the cover page of this Proxy Statement, or by attending the Annual Meeting in person to vote the shares held by such Stockholder.

     Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted in favor of each of the proposals.


Solicitation of Proxies and Payment of Expenses

     The cost of soliciting proxies for the Annual Meeting, consisting principally of expenses incurred in preparing, printing and mailing proxy materials, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may request brokers and others to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their reasonable expenses in so doing. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Company, personnel of BA Advisors, or an agent of the Company. Compensation for such services will be paid by the Company or BA Advisors, except that officers or employees of the Company will not be compensated for performing such services.


Substantial Shareholders

     As of the close of business on June 8, 2001, the following persons were known to the Company to be beneficial owners of 5% or more of the outstanding shares of the Company: CEDE & Co. (an omnibus position holder), 55 Water Street, 25th Floor, New York, NY 10041, beneficially owns, as a result of shared dispositive voting power, 5,177,121 shares equaling 98.97% of the Company's outstanding shares; Jay Buck, Demeter Asset Management, Rockwood Asset Management, and Rockwood Partners, L.P. (based on a Schedule 13G filing made on April 10, 2000), 104 Field Point Road, Greenwich, CT 06830 beneficially own, as a result of shared dispositive voting power, 261,600 shares of the Company equalling 5% of the Company's outstanding shares; and Karpus Management, Inc. d/b/a Karpus Investment Management, 14 Tobey Village Office Park, Pittsford, NY 14534 beneficially owns, as a result of shared dispositive voting power, 299,750 shares of the Company equalling 5.73% of the Company's outstanding shares.


Additional Information

     The Company, with principal executive offices located at One Bank of America Plaza, Charlotte, North Carolina 28255, is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports, proxy material and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

     BA Advisors, located at One Bank of America Plaza, Charlotte, North Carolina 28255, is the investment adviser and administrator of the Company. BACAP, the investment sub-adviser of the Company, is also located at One Bank of America Plaza, Charlotte, North Carolina 28255.

Future Shareholder Proposals

     In the event any Stockholder wishes to present a proposal to Stockholders of the Company for inclusion in the Proxy Statement and form of proxy relating to the 2002 Annual Meeting of Stockholders, such proposal must be received by the Company on or before November 17, 2001.


Selection of Independent Accountants

     The Board of Directors, upon recommendation of its Audit Committee, has selected PricewaterhouseCoopers LLP ("PwC"), independent accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 2002. Representatives of PwC are not expected to be present at the Annual Meeting.

     Audit Fees. The aggregate fees for the most recent fiscal year for professional services rendered by PwC for the audit of the Company's annual financial statements to be included in the Company's Annual Report to Shareholders were $28,300.

     Financial Information Systems Design and Implementation Fees. The aggregate fees including fees billed to the Company, BA Advisors and any entity controlling, controlled by or under common control with BA Advisors, that provides services to the Company, for the most recent fiscal year for professional services rendered by PwC related to financial information systems design and implementations were $0.

     All Other Fees. The aggregate fees for the most recent fiscal year for non-audit services (those which are not included in the fees shown above) rendered by PwC were $6,000. These fees include fees for non-audit services provided to the Company, BA Advisors, and any entity controlling, controlled by or under common control with BA Advisors, that provides services to the Company.

     In connection with the provision of services related to financial information systems design and implementation and non-audit services, the Audit Committee has considered that the provision of such services to the Company, BA Advisors, BACAP and/or any entity controlling, controlled by or under common control with BA Advisors (of which there are none) that provides services to the Company is compatible with maintaining the independence of PwC.


Other Matters

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

                                                                      Appendix A

                        HATTERAS INCOME SECURITIES, INC.
                 NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
                 NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
                   NATIONS BALANCED TARGET MATURITY FUND, INC.


                            AUDIT COMMITTEES CHARTER

1. The Audit Committee of each of Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc. (each, a "Company" and together, the "Companies") shall be composed of at least three Directors, (a) one of whom possesses accounting or related financial management expertise, as such qualification is interpreted by each Company's Board of Directors, (b) all of whom are financially literate, as such qualification is interpreted by each Company's Board of Directors, (c) all of whom have no relationship to a Company that may interfere with the exercise of their independence from management and otherwise meet the independence standards imposed under applicable New York Stock Exchange Listing Rules, and (d) all of whom are not "interested" persons of such Company, any investment adviser or principal underwriter, as defined in the Investment Company Act of 1940, as amended. The full Board of Directors of each Company shall designate the members of the Company's Audit Committee and shall either designate the Chairman or shall approve the manner of selection of the Chairman.

2. The primary responsibilities of a Company's Audit Committee are:

   (a) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

   (b) to review the results of the annual audits of the Company's financial statements;

   (c) to interact with the Company's independent accountants (auditors) on behalf of the full Board of Directors;

   (d) (i) to ensure that the auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company, (ii) to actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and (iii) to recommend that the Board of Directors of the Company take appropriate action in response to such formal written statement to satisfy themselves of the auditors' independence.
   ----------
       * For purposes of this Charter, the term management means the appropriate officers of a Company, and its investment adviser(s), administrator(s) and other key service providers (other than the auditors). Also, for purposes of this Charter, the phrase internal accounting staff means the appropriate officers and employees of a Company, and its investment adviser(s), administrator(s) and other key service providers (other than the auditors).

The function of the Audit Committee is oversight. Management* is primarily responsible for maintaining appropriate systems for accounting and internal control, and the auditors are primarily responsible for planning and carrying out a proper audit. The auditors for the Companies are ultimately accountable to the Boards of Directors and Audit Committees of the Companies. The Boards of Directors and Audit Committees of the Companies have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement);

3. To carry out its responsibilities, a Company's Audit Committee shall have the following duties and powers:

   (a) to recommend the selection, retention or termination of auditors and, in connection therewith, (i) to evaluate the independence of the auditors (including whether the auditors provide any consulting or other services to the investment adviser(s) or their affiliates, and the effect of any such service engagements on the auditors' independence) and to receive and evaluate the auditors' specific representations as to their independence and (ii) to evaluate the performance of the auditors and the quality and depth of the professional staff assigned to the Company;

   (b) to meet with the Company's independent auditors, including private meetings, as appropriate, (i) to review the arrangements for and the scope of the annual audit and any special audits or other special services; (ii) to discuss any matters of concern arising in connection with audits of the Company's financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audits; (iii) to review the quality and adequacy of the internal accounting staff; (iv) to consider the auditors' comments with respect to the appropriateness and adequacy of the Company's financial policies, procedures and internal accounting controls (including computer system controls and controls over the daily net asset valuation process and the adequacy of the computer systems and technology used in the Company's operations) and to review management's responses thereto; and
       (v) to review with the auditors their opinions as to the fairness of the financial statements;

   (c) to consider the effect on the Company of: (i) any changes in accounting principles or practices proposed by management or the auditors; (ii) any changes in service providers, such as fund accountants or administrators, that could impact the Company's internal controls; or (iii) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources;

   (d) to review the fees charged by the auditors for audit and non-audit services;

   (e) to investigate improprieties or suspected improprieties in Company operations; and

   (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.
       ----------
      *For purposes of this Charter, the term management means the appropriate officers of a Company, and its investment adviser(s), administrator(s) and other key service providers (other than the auditors). Also, for purposes of this Charter, the phrase internal accounting staff means the appropriate officers and employees of a Company, and its investment adviser(s), administrator(s) and other key service providers (other than the auditors).

4. A Company's Audit Committee shall meet at least twice annually, and is empowered to hold special meetings as circumstances require. The Committee shall record minutes of its meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information as it, in its sole discretion, considers appropriate.

5. A Company's Audit Committee shall be available at all times to meet with the Treasurer and other appropriate officers of the Company, and with internal accounting staff for consultation on audit, accounting and related financial matters.

6. A Company's Audit Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

7. A Company's Audit Committee shall review this Charter on an annual basis and recommend any changes to the full Board of Directors. The Committee shall have such further responsibilities as are given to it from time to time by the Board of Directors. The Committee shall consult, on an ongoing basis, with management, the auditors and counsel as to legal or regulatory developments affecting its responsibilities.


Adopted: August 25, 1999
Amended: May 31, 2000

                                                                       EXHIBIT A
                                                                       ---------

                                   PROXY CARD
                   NATIONS BALANCED TARGET MATURITY FUND, INC.
                         Annual Meeting of Stockholders
                                  July 12, 2001


         The undersigned hereby appoints each of Robert B. Carroll and Gerald Murphy (each a "Proxy" and together, the "Proxies") attorney and proxy of the undersigned, with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Nations Balanced Target Maturity Fund, Inc. (the "Company") to be held at Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on Thursday, July 12, 2001, and at any adjournment(s) thereof. The Proxy shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side of this proxy card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof or thereof.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY AND THE PROXY STATEMENT, DATED JUNE 9, 2001.

THIS PROXY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

                            (Continued on other side)

(1) ELECTION OF DIRECTOR


                                   Please vote by filling in the boxes below
Nominee                            FOR                        WITHHOLD AUTHORITY
A. MAX WALKER                       [ ]                              [ ]



         In his discretion, the named Proxy is authorized to vote upon any other business that may properly come before the meeting, including matters incident to the conduct of the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approval.



                                    Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.


                                     ____________________________________, 2001
                                       (Please Date)
                                     ____________________________________

                                     ____________________________________
                                        Signature(s)